EXHIBIT  23.2
LEGAL  CONSENT

                            JERRY  GRUENBAUM
                     Attorney  and  Counselor  at  Law
                            152  North  Road
                    East  Windsor,  Connecticut  06088
                            (860)  627-6350
                         FAX:  (860)  627-6351



                               CONSENT


     I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, Bactrol Technologies, Inc.

     DATED this 26th day of January, 2001.

                                   Yours  truly,


                                   /s/  Jerry  Gruenbaum
                                   ---------------------
                                   Jerry  Gruenbaum


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